UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-06474

Dreyfus Growth and Income Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	04/30/17

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Growth and Income Fund, Inc.

SEMIANNUAL REPORT April 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Growth and Income Fund, Inc.	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Growth and Income Fund, Inc., covering the six-month period from November 1, 2016 through April 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks advanced solidly but higher-quality bonds lost a degree of value over the reporting period amid heightened market volatility stemming from various economic and political developments. After giving back a portion of their previous gains due to uncertainty in advance of U.S. elections, equity markets rallied to a series of new highs in the wake of the election’s unexpected outcome as investors revised their expectations for U.S. fiscal, regulatory, and tax policies. Generally strong economic data and corporate earnings continued to support stock prices over the first four months of 2017. In the bond market, yields of U.S. government securities moved higher and prices fell in response to two short-term interest-rate hikes and rising longer-term rates, while lower-rated corporate-backed bonds continued to advance in anticipation of a more business-friendly market environment.

Some asset classes and industry groups seem likely to continue to benefit from a changing economic and geopolitical landscape, while others probably will face challenges as conditions evolve. Consequently, selectivity seems likely to be an important determinant of investment success in the months ahead. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
May 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through April 30, 2017, as provided by John C. Bailer, Elizabeth Slover, Leigh N. Todd, and David S. Intoppa, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended April 30, 2017, Dreyfus Growth and Income Fund, Inc. produced a total return of 13.11%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 13.31% for the same period.2

U.S. stocks rose amid improving domestic growth prospects, better-than-expected corporate earnings reports, and positive investor sentiment in the wake of the U.S. presidential election. The fund produced returns that were roughly in line with its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income, and growth of income consistent with reasonable investment risk by normally investing primarily in stocks of domestic and foreign issuers. We seek to create a broadly diversified portfolio for the fund that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer modeling techniques, bottom-up fundamental analysis, and risk management. The fund’s investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and a healthy financial profile, which measures the financial well-being of the company.

Macroeconomic Shifts Prompted Volatility in Stocks

U.S. equity markets dipped in the days leading up the 2016 presidential election in response to political and fiscal uncertainties. However, the election’s unexpected outcome reenergized equity markets as investors began to anticipate lower corporate taxes, reduced regulatory constraints on businesses, and increased infrastructure spending. Stocks climbed sharply in late November and December, led by financial stocks, which were also buoyed by rising bond yields and expectations of future interest-rate increases. Information technology stocks and many of the more economically sensitive, value-oriented stocks in the industrials and materials sectors also outperformed market averages, while traditionally defensive consumer staples stocks and high-yielding equities in the telecommunication services, real estate, and utilities Sectors lagged market averages.

Stocks continued to gain value in early 2017, with better-than-expected corporate earnings and encouraging economic data driving several broad market indices to a series of new highs in January and February. The pace of the market’s advance slowed in March and April in light of some disappointing macroeconomic data, intensifying geopolitical issues, and concerns about the new administration’s ability to implement its business-friendly policies.

DISCUSSION OF FUND PERFORMANCE (continued)

Nevertheless, equity markets ended the reporting period near all-time highs, led by the financials and information technology sectors.

Strong Returns Undermined by a Few Disappointments

The fund participated nearly fully in the Index’s gains, delivering comparatively strong returns in 8 out of 11 market sectors. However, disappointments in a few industry groups detracted from relative performance. Most significantly, consumer staples holdings in the food and beverage industry—particularly Molson Coors Brewing and Kellogg—were constrained by reduced expectations for revenue gains among consumer products companies. The fund was also hurt by overweighted exposure to energy companies, such as Occidental Petroleum and Schlumberger, at a time of weakening petroleum prices. Underweighted exposure to technology leaders, such as Apple, also dampened relative results. Another notably weak holding, personal care products maker Estée Lauder, declined as a result of a generally lackluster retail environment.

On a more positive note, the fund benefited from overweighted exposure to financial holdings, as well as strong individual stock selections in several industry groups. Top performers included capital markets companies, such as Goldman Sachs Group and Morgan Stanley; banks, such as Bank of America and JPMorgan Chase; and insurers, such as Prudential Financial. Underweighted exposure to the lagging utilities and real estate sectors also bolstered returns, as did good stock selections in the industrials sector, such as diversified manufacturer Honeywell International. Finally, in the health care sector, health care plan provider UnitedHealth Group rose as a result of stronger-than-expected operating results.

Positioned for Continued Economic Growth

Strengthening global economic growth, gradually rising interest rates, and the new U.S. administration’s proposed business-friendly policies portend well for continued U.S. economic expansion and further advances in equity markets, particularly among relatively economically sensitive financials, materials, and consumer discretionary stocks. While we remain watchful for geopolitical challenges that could undermine these positive trends, the fund currently is positioned to benefit from growing U.S. and global economies. As of the end of the reporting period, the fund held overweighted exposure to financials, materials, and consumer discretionary stocks. In contrast, we have identified relatively few opportunities in the utilities, real estate, industrials, information technology, and consumer staples sectors.

May 15, 2017

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

The fund’s performance will be influenced by political, social, and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Growth and Income Fund, Inc. from November 1, 2016 to April 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended April 30, 2017

Expenses paid per $1,000†	$4.76
Ending value (after expenses)	$1,131.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended April 30, 2017

Expenses paid per $1,000†	$4.51
Ending value (after expenses)	$1,020.33

† Expenses are equal to the fund’s annualized expense ratio of .90%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2017 (Unaudited)

Common Stocks - 99.0%	Shares		Value ($)
Automobiles & Components - .7%
Delphi Automotive	27,561		2,215,904
Goodyear Tire & Rubber	108,971		3,948,019
			6,163,923
Banks - 7.4%
Bank of America	734,246		17,137,302
BB&T	109,209		4,715,645
JPMorgan Chase & Co.	301,031		26,189,697
PNC Financial Services Group	49,238		5,896,250
SunTrust Banks	69,346		3,939,546
U.S. Bancorp	129,642		6,648,042
			64,526,482
Capital Goods - 7.4%
Eaton	60,430		4,570,925
Fortive	77,066		4,875,195
Honeywell International	140,668		18,447,202
L3 Technologies	25,508		4,381,509
Quanta Services	79,449	[a]	2,815,673
Raytheon	87,781		13,624,489
United Technologies	133,273		15,858,154
			64,573,147
Consumer Durables & Apparel - .6%
Newell Brands	103,177		4,925,670
Consumer Services - .7%
Starbucks	96,470		5,793,988
Diversified Financials - 7.1%
American Express	49,141		3,894,424
Ameriprise Financial	66,158		8,458,300
Berkshire Hathaway, Cl. B	120,432	[a]	19,896,571
CME Group	52,185		6,063,375
E*TRADE Financial	34,698	[a]	1,198,816
Goldman Sachs Group	33,613		7,522,589
Synchrony Financial	333,039		9,258,484
Voya Financial	151,374		5,658,360
			61,950,919
Energy - 6.2%
EOG Resources	118,225		10,935,812
Hess	21,294		1,039,786

Common Stocks - 99.0% (continued)	Shares		Value ($)
Energy - 6.2% (continued)
Occidental Petroleum	212,216		13,059,773
Phillips 66	108,384		8,623,031
Pioneer Natural Resources	24,363		4,214,555
Schlumberger	145,053		10,529,397
Superior Energy Services	127,991	[a]	1,546,131
Valero Energy	66,328		4,285,452
			54,233,937
Exchange-Traded Funds - .8%
iShares Russell 1000 Growth ETF	27,461		3,194,538
iShares Russell 1000 Value ETF	34,051		3,906,331
			7,100,869
Food & Staples Retailing - 2.1%
Costco Wholesale	46,234		8,207,460
Walgreens Boots Alliance	111,486		9,647,998
			17,855,458
Food, Beverage & Tobacco - 6.5%
Coca-Cola	121,917		5,260,719
Coca-Cola European Partners	112,684		4,351,856
Conagra Brands	219,157		8,498,908
Kellogg	195,846		13,905,066
Kraft Heinz	100,831		9,114,114
Molson Coors Brewing, Cl. B	158,518		15,200,291
			56,330,954
Health Care Equipment & Services - 7.0%
Abbott Laboratories	104,318		4,552,438
Aetna	87,085		11,762,571
AmerisourceBergen	43,930		3,604,457
Boston Scientific	233,161	[a]	6,150,787
Danaher	90,022		7,501,533
Dentsply Sirona	55,695		3,522,152
Hologic	56,954	[a]	2,571,473
UnitedHealth Group	119,682		20,929,988
			60,595,399
Insurance - 2.1%
Allstate	48,456		3,938,988
Chubb	37,899		5,201,638
Hartford Financial Services Group	39,267		1,898,952
Prudential Financial	66,832		7,153,029
			18,192,607

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Materials - 5.2%
CF Industries Holdings	144,576	[b]	3,865,962
Dow Chemical	210,111		13,194,971
Martin Marietta Materials	20,525		4,519,400
Newmont Mining	112,272		3,795,916
Nucor	87,238		5,350,307
Packaging Corporation of America	56,821		5,612,778
Vulcan Materials	74,442		8,998,549
			45,337,883
Media - 4.7%
CBS, Cl. B	92,240		6,139,494
Charter Communications, Cl. A	24,134	[a]	8,330,091
Comcast, Cl. A	430,756		16,881,328
Omnicom Group	118,140		9,701,657
			41,052,570
Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
BioMarin Pharmaceutical	65,930	[a]	6,318,731
Bristol-Myers Squibb	38,262		2,144,585
Celgene	80,766	[a]	10,019,022
Eli Lilly & Co.	170,466		13,988,440
Merck & Co.	208,821		13,015,813
Neurocrine Biosciences	55,757	[a,b]	2,977,424
Regeneron Pharmaceuticals	10,488	[a]	4,074,483
TESARO	18,792	[a,b]	2,773,511
Zoetis	52,584		2,950,488
			58,262,497
Real Estate - 1.3%
Lamar Advertising, Cl. A	64,181	[b,c]	4,625,525
Uniti Group	250,282		6,872,744
			11,498,269
Retailing - 6.8%
Amazon.com	19,675	[a]	18,199,178
Dollar Tree	36,015	[a]	2,980,962
Home Depot	58,569		9,142,621
Nordstrom	143,211	[b]	6,912,795
Priceline Group	6,115	[a]	11,293,304
The TJX Companies	48,847		3,841,328
Ulta Beauty	24,775	[a]	6,972,676
			59,342,864

Common Stocks - 99.0% (continued)	Shares		Value ($)
Semiconductors & Semiconductor Equipment - 3.1%
Broadcom	38,298		8,456,581
Microchip Technology	38,947	[b]	2,943,614
Texas Instruments	197,261		15,619,126
			27,019,321
Software & Services - 13.8%
Alphabet, Cl. A	14,783	[a]	13,667,179
Alphabet, Cl. C	18,220	[a]	16,506,591
Citrix Systems	61,497	[a]	4,977,567
Facebook, Cl. A	131,039	[a]	19,688,610
Fortinet	93,287	[a]	3,638,193
Intuit	22,471		2,813,594
Microsoft	310,358		21,247,109
Oracle	278,312		12,512,908
salesforce.com	90,865	[a]	7,825,294
ServiceNow	37,814	[a]	3,572,667
Splunk	68,561	[a]	4,409,158
Square, Cl. A	242,528	[a]	4,423,711
Teradata	93,251	[a,b]	2,721,064
Twilio, Cl. A	59,895	[b]	1,979,530
			119,983,175
Technology Hardware & Equipment - 4.3%
Apple	43,426		6,238,145
Cisco Systems	540,401		18,411,462
Corning	219,240		6,325,074
Harris	35,976		4,025,355
Western Digital	22,751		2,026,432
			37,026,468
Telecommunication Services - 2.3%
AT&T	324,563		12,862,432
T-Mobile US	62,029	[a]	4,172,691
Vodafone Group, ADR	113,917	[b]	2,983,486
			20,018,609
Transportation - 1.1%
Delta Air Lines	65,433		2,973,276
Union Pacific	62,123		6,955,291
			9,928,567
Utilities - 1.1%
FirstEnergy	159,408		4,772,676
NextEra Energy Partners	26,549	[b]	919,923

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.0% (continued)	Shares		Value ($)
Utilities - 1.1% (continued)
NRG Yield, Cl. C	195,150		3,454,155
			9,146,754
Total Common Stocks (cost $658,174,114)			860,860,330
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $7,482,814)	7,482,814	[d]	7,482,814
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $9,663,122)	9,663,122	[d]	9,663,122
Total Investments (cost $675,320,050)	101.0%		878,006,266
Liabilities, Less Cash and Receivables	(1.0%)		(8,422,241)
Net Assets	100.0%		869,584,025

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At April 30, 2017, the value of the fund’s securities on loan was $24,512,131 and the value of the collateral held by the fund was $25,247,400, consisting of cash collateral of $9,663,122 and U.S. Government & Agency securities valued at $15,584,278.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	13.8
Capital Goods	7.4
Banks	7.4
Diversified Financials	7.1
Health Care Equipment & Services	7.0
Retailing	6.8
Pharmaceuticals, Biotechnology & Life Sciences	6.7
Food, Beverage & Tobacco	6.5
Energy	6.2
Materials	5.2
Media	4.7
Technology Hardware & Equipment	4.3
Semiconductors & Semiconductor Equipment	3.1
Telecommunication Services	2.3
Insurance	2.1
Food & Staples Retailing	2.1
Money Market Investments	2.0
Real Estate	1.3
Transportation	1.1
Utilities	1.1
Exchange-Traded Funds	.8
Automobiles & Components	.7
Consumer Services	.7
Consumer Durables & Apparel	.6
101.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2017 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $24,512,131)—Note 1(b):
Unaffiliated issuers	658,174,114	860,860,330
Affiliated issuers	17,145,936	17,145,936
Cash		193,859
Receivable for investment securities sold		9,422,488
Dividends and securities lending income receivable		523,361
Receivable for shares of Common Stock subscribed		4,939
Prepaid expenses		24,438
		888,175,351
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		701,148
Liability for securities on loan—Note 1(b)		9,663,122
Payable for investment securities purchased		7,773,411
Payable for shares of Common Stock redeemed		361,443
Accrued expenses		92,202
		18,591,326
Net Assets ($)		869,584,025
Composition of Net Assets ($):
Paid-in capital		629,575,278
Accumulated undistributed investment income—net		922,586
Accumulated net realized gain (loss) on investments		36,399,945
Accumulated net unrealized appreciation (depreciation) on investments		202,686,216
Net Assets ($)		869,584,025
Shares Outstanding
(300 million shares of $.001 par value Common Stock authorized)		41,713,640
Net Asset Value Per Share ($)		20.85

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2017 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	7,812,584
Affiliated issuers	23,836
Income from securities lending—Note 1(b)	17,993
Total Income	7,854,413
Expenses:
Management fee—Note 3(a)	3,175,520
Shareholder servicing costs—Note 3(b)	460,953
Professional fees	55,367
Custodian fees—Note 3(b)	36,312
Registration fees	32,106
Directors’ fees and expenses—Note 3(c)	31,464
Prospectus and shareholders’ reports	22,309
Loan commitment fees—Note 2	8,777
Miscellaneous	12,554
Total Expenses	3,835,362
Less—reduction in fees due to earnings credits—Note 3(b)	(10,385)
Net Expenses	3,824,977
Investment Income—Net	4,029,436
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	41,240,742
Net unrealized appreciation (depreciation) on investments	57,923,447
Net Realized and Unrealized Gain (Loss) on Investments	99,164,189
Net Increase in Net Assets Resulting from Operations	103,193,625

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
Operations ($):
Investment income—net	4,029,436	8,705,776
Net realized gain (loss) on investments	41,240,742	28,288,617
Net unrealized appreciation (depreciation) on investments	57,923,447	(28,177,401)
Net Increase (Decrease) in Net Assets Resulting from Operations	103,193,625	8,816,992
Distributions to Shareholders from ($):
Investment income—net	(3,374,120)	(9,330,064)
Net realized gain on investments	(28,821,027)	(89,495,349)
Total Distributions	(32,195,147)	(98,825,413)
Capital Stock Transactions ($):
Net proceeds from shares sold	17,138,015	26,773,184
Distributions reinvested	30,574,313	93,168,656
Cost of shares redeemed	(49,626,141)	(135,682,832)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,913,813)	(15,740,992)
Total Increase (Decrease) in Net Assets	69,084,665	(105,749,413)
Net Assets ($):
Beginning of Period	800,499,360	906,248,773
End of Period	869,584,025	800,499,360
Undistributed investment income—net	922,586	267,270
Capital Share Transactions (Shares):
Shares sold	853,372	1,428,472
Shares issued for distributions reinvested	1,567,980	4,939,889
Shares redeemed	(2,459,280)	(7,190,955)
Net Increase (Decrease) in Shares Outstanding	(37,928)	(822,594)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Six Months Ended
April 30, 2017		Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	19.17	21.29	22.18	20.06	15.35	13.72
Investment Operations:
Investment income—net[a]	.10	.20	.16	.15	.18	.16
Net realized and unrealized gain (loss) on investments	2.36	.02	.98	2.76	4.71	1.63
Total from Investment Operations	2.46	.22	1.14	2.91	4.89	1.79
Distributions:
Dividends from investment income—net	(.08)	(.22)	(.15)	(.16)	(.18)	(.16)
Dividends from net realized gain on investments	(.70)	(2.12)	(1.88)	(.63)	-	-
Total Distributions	(.78)	(2.34)	(2.03)	(.79)	(.18)	(.16)
Net asset value, end of period	20.85	19.17	21.29	22.18	20.06	15.35
Total Return (%)	13.11[b]	1.30	5.52	14.95	32.11	13.11
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.91[c]	.93	.91	.92	.97	1.05
Ratio of net expenses to average net assets	.90[c]	.93	.91	.92	.97	1.05
Ratio of net investment income to average net assets	.95[c]	1.05	.76	.72	1.03	1.08
Portfolio Turnover Rate	38.00[b]	51.96	60.22	49.93	47.77	51.17
Net Assets, end of period ($ x 1,000)	869,584	800,499	906,249	950,818	780,590	522,626

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Growth and Income Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—Domestic Common Stocks†	837,967,538	-	-	837,967,538
Equity Securities—Foreign Common Stocks†	15,791,923	-	-	15,791,923
Exchange—Traded Funds	7,100,869	-	-	7,100,869
Registered Investment Companies	17,145,936	-	-	17,145,936

†  See Statement of Investments for additional detailed categorizations.

At April 30, 2017, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended April 30, 2017, The Bank of New York Mellon earned $4,194 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended April 30, 2017 were as follows:

Affiliated Investment Company	Value 10/31/2016 ($)	Purchases ($)	Sales ($)	Value 4/30/2017 ($)	Net Assets (%)
Dreyfus Institutional Preferred Government Plus Money Market Fund	3,707,117	80,120,820	76,345,123	7,482,814.9
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares	5,533,795	80,710,352	76,581,025	9,663,122	1.1
Total	9,240,912	160,831,172	152,926,148	17,145,936	2.0

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2016 was as follows: ordinary income $10,338,872 and long-term capital gains $88,486,541. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at an annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor at an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended April 30, 2017, the fund was charged $236,055 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2017, the fund was charged $132,031 for transfer agency services and $11,535 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $10,327.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2017, the fund was charged $36,312 pursuant to the custody agreement. These fees were partially offset by earnings credits of $58.

During the period ended April 30, 2017, the fund was charged $5,751 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $531,096, Shareholder Services Plan fees $89,000, custodian fees $24,739, Chief Compliance Officer fees $3,861 and transfer agency fees $52,452.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2017, amounted to $318,956,249 and $352,185,174, respectively.

At April 30, 2017, accumulated net unrealized appreciation on investments was $202,686,216, consisting of $211,541,242 gross unrealized appreciation and $8,855,026 gross unrealized depreciation.

At April 30, 2017, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 9-10, 2017, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended January 31, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus and/or its affiliates the results of the comparisons and considered that the fund’s total return performance was at or above the Performance Group median for all periods except for the three- and four-year periods when it was below the median, and the fund’s performance was above the Performance Universe median for all periods except for the three-year period when it was below the median. The Board considered the proximity of the fund’s performance to the Performance Group and/or Performance Universe median in certain periods when the fund’s performance was below median. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was approximately at the Expense Group median and above the Expense Universe median and the fund’s total expenses were slightly above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Broadridge category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreement, considered in relation to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, supported the renewal of the Agreement and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

• The Board generally was satisfied with the fund’s performance.

• The Board concluded that the fee paid to Dreyfus supported the renewal of the Agreement in light of the considerations described above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of Dreyfus and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreement for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or similar

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreement.

NOTES

NOTES

NOTES

For More Information

Dreyfus Growth and Income Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbol:	DGRIX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0010SA0417

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Growth and Income Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    June 29, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    June 29, 2017

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)